[Consent and Amendment to Credit Agreement] DWT 28490370v9 0089131-000028 1 Consent and Amendment to Loan Documents This amendment ("Amendment"). (dated as of December 31, 2015 is between JPMorgan Chase Bank, N.A. (together with its successors and assigns, the "Bank"), and Nautilus, Inc. (the "Borrower"). 1. Preliminary Statements. 1.1 Credit Agreement. The Borrower and the Bank are each a party to that certain Credit Agreement dated as of December 5, 2014 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Credit Agreement"), pursuant to which and subject to the terms and conditions therein contained, the Bank has approved a credit facility to the Borrower in the principal sum not to exceed Twenty Million and 00/100 Dollars ($20,000,000.00) in the aggregate at any one time outstanding ("Facility A"). 1.2 Line of Credit Note. The loans made by the Bank to the Borrower pursuant to Facility A are evidenced by that certain Line of Credit Note made by the Borrower in favor of the Bank dated as of December 5, 2014 (as amended, restated, extended, supplemented or otherwise modified from time to time, the "Line of Credit Note"). 1.3 Acquisition of OF Holdings. The Borrower and NCP-OFI GP, LLC, and the other sellers party thereto (collectively, the "Sellers") have entered into that certain Stock Purchase Agreement dated as of December 31, 2015 (the "Acquisition Agreement"), pursuant to which and subject to the terms and conditions therein contained, the Borrower has agreed to purchase, and the Sellers have agreed to sell, all of the outstanding equity interests in OF Holdings, Inc., a Delaware corporation ("OF Holdings"). 1.4 Requested Amendment. In connection with the acquisition of OF Holdings, the Borrower has requested that the Bank (1) make a term loan to the Borrower in the initial principal sum of Eighty Million and 00/100 Dollars ($80,000,000.00) ("Facility B"), which loan shall be evidenced by that certain Term Note made by the Borrower in favor of the Bank dated December 31, 2015 (the "Term Note"), (2) extend the term of the availability of Facility A and (3) make certain other modifications to the Credit Agreement, which the Bank has agreed to do, subject to the terms and conditions of this Amendment and the Term Note. 2. Definitions and Interpretations. 2.1 Definitions. All capitalized terms used in this Amendment and not otherwise defined herein have the meanings specified in the Credit Agreement. 2.2 Interpretations. The rules of construction and interpretation specified in Section 2.1 of the Credit Agreement also apply to this Amendment and are incorporated herein by this reference. 3. Consent. 3.1 Acquisition Agreement. Subject to the terms and conditions of this Amendment, the Bank hereby (A) consents to the transactions contemplated under the Acquisition Agreement and (B) agrees that the consideration (including assumed liabilities, earnout payments and any other deferred payment) paid by the Borrower for the purchase of the outstanding equity interests in OF Holdings pursuant to the Acquisition Agreement shall not be included in calculating the Borrower's compliance with Clause (12) of Section 5.2(J) of the Credit Agreement. 3.2 Letter of Credit. Subject to the terms and conditions of this Amendment, the Bank hereby consents to the Borrower permitting to exist, a security interest granted by Octane Fitness, LLC, a Minnesota limited liability company ("Octane Fitness"), in favor of Associated Bank, N.A., a national banking association ("Associated Bank"), on a deposit account maintained by Octane Fitness with Associated Bank to secure the obligations of Octane Fitness to Associated Bank arising in connection with the issuance by Associated Bank of a standby letter of credit for the account of Octane Fitness in the amount of $23,420 in favor of Altus Northland, LLC, a Delaware limited liability company; provided that (A) the amount of funds on deposit in such deposit account shall not exceed $75,000 at any time and (B) the security interest granted to Associated Bank in such deposit account is released not later than February 29, 2016. 4. Amendments to Loan Documents. Subject to the terms and conditions of this Amendment, the Bank and the Borrower agree as follows:

[Consent and Amendment to Credit Agreement] DWT 28490370v9 0089131-000028 2 4.1 Amendment to Line of Credit Note. The Line of Credit Note is hereby amended as follows: A. Promise to Pay. In the paragraph titled "Promise to Pay," the reference to the date December 5, 2017 is deleted and a reference to the date December 31, 2020 is substituted in its stead. B. Purpose of Loan. In the paragraph titled "Purpose of Loan," the following sentence is added at the end of such paragraph: Borrower agrees not to request any loan or use, or permit any proceeds of any loan to be used, directly or indirectly, by Borrower or any of its Subsidiaries or its or their respective directors, officers, employees and agents: (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws; (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States; or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. C. General Definitions. In the paragraph titled "General Definitions," the following definitions are added and the remaining definitions renumbered accordingly: 2. "Anti-Corruption Laws" means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption. 7. "Legal Requirements" means any law, ordinance, decree, requirement, order, judgment, rule, Sanction, regulation (or interpretation of any of the foregoing) of any foreign governmental authority, the United States of America, any state thereof, any political subdivision of any of the foregoing or any agency, department, commission, board, bureau, court or other tribunal having jurisdiction over the Bank, any Pledgor or any Obligor or any of its Subsidiaries or their respective Properties or any agreement by which any of them is bound. 16. "Sanctions" means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State. 17. "Sanctioned Country" means, at any time, a country or territory which is the subject or target of any Sanctions. 18. "Sanctioned Person" means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person controlled by any such Person. D. Representations by Borrower. In the paragraph titled "Representations by Borrower," Clauses (d) through (f) set forth below are inserted between the end of Clause (c) and the phrase "and, if the Borrower is not a natural Person:" (d) the Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects; (e) none of (i) the Borrower, any Subsidiary or to the knowledge of the Borrower or such Subsidiary any of their respective directors, officers or employees, or (ii) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from any Advance made under this Note, is a Sanctioned Person; (f) no advance, letter of credit, use of proceeds or other transaction contemplated by the Related Documents will violate Anti-Corruption Laws or applicable Sanctions;

[Consent and Amendment to Credit Agreement] DWT 28490370v9 0089131-000028 3 E. Government Regulations. In the paragraph titled "Government Regulations," Clause (b) is renumbered Clause (d) and Clauses (b) and (c) set forth below are inserted between the end of Clause (a) and the beginning of renumbered Clause (d): (b) fail to maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti- Corruption Laws and applicable Sanctions, (c) fail to promptly inform the Bank in writing of all existing and all threatened litigation, claims, investigations, administrative proceedings and similar actions or changes in Legal Requirements affecting it which could materially affect its business, assets, affairs, prospects or financial condition, or 4.2 Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows: A. Section 1.3. Section 1.3 is added as follows: 1.3 Facility B (Term Loan). The Bank has approved a term loan to the Borrower in the principal sum of $80,000,000.00 ("Facility B"). Credit under Facility B shall be repayable as set forth in a Term Note dated December 31, 2015, and any renewals, modifications, extensions, rearrangements, restatements thereof and replacements or substitutions therefor. B. Section 2.1. In Section 2.1, the following definition is added and the succeeding definitions re-lettered accordingly: AA. "Restricted Payments" means (i) all cash Distributions made or paid with respect to any Equity Interests in Borrower and (ii) all payments, including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in Borrower. C. Section 5.2(C). In Clause (5) of Section 5.2(C), the reference to the amount of $3,000,000.00 is deleted and a reference to the amount of $4,000,000.00 is substituted in its stead. D. Section 5.2(J). Clause (12) of Section 5.2(J) is deleted and the following substituted in its stead: (12) Permitted Acquisitions in an amount not to exceed (a) $20,000,000 in the aggregate in any Test Period or (b) $60,000,000 in the aggregate during the period commencing on the date of this Agreement and ending on December 31, 2020. E. Section 5.2(L). In Section 5.2(L), the reference to the amount of $10,000,000.00 is deleted and a reference to the amount of $12,000,000.00 is substituted in its stead. F. Section 5.2(M). Section 5.2(M) is deleted and the following substituted in its stead: M. Fixed Charge Coverage Ratio. Permit its "Fixed Charge Coverage Ratio" (hereinafter defined in this subsection) for any "Test Period" (hereinafter defined in this subsection) to be less than 1.25 to 1.00. As used in this subsection, the term "Fixed Charge Coverage Ratio" means its ratio of (i) net income, plus amortization expense, plus depreciation expense, plus interest expense, plus income tax expense, plus rent and operating lease payments made, plus non-cash stock based compensation, plus a one-time addition of expenses paid in cash by Borrower in connection with the acquisition of the Equity Interests of OF Holdings and the related financing, in an aggregate amount not to exceed $1,000,000, plus other non-cash, non-recurring expenses agreed to by Bank, minus other non-cash or non-recurring income as agreed to by Bank, minus Capital Expenditures made which were not financed with long term debt, minus income tax expense, minus Restricted Payments made, minus, to the extent not included in the calculation of net income, cash earnout payments made to the sellers of Equity Interests of OF Holdings, Inc., all computed for the Test Period, to (ii) scheduled principal payments made on long term debt, plus capitalized lease payments made, plus interest expense, plus rent and operating lease payments made, all computed for the Test Period. As used in this subsection, the term "Test Period" means each period of four consecutive fiscal quarters. Notwithstanding anything else contained in the Credit Agreement, the

[Consent and Amendment to Credit Agreement] DWT 28490370v9 0089131-000028 4 Fixed Charge Coverage Ratio shall be determined for Borrower and its Subsidiaries on a consolidated basis. G. Section 5.2(N). Section 5.2(N) is deleted and the following substituted in its stead: N. Funded Debt to EBITDA Ratio. Permit its "Funded Debt to EBITDA Ratio" (hereinafter defined in this subsection) for any "Test Period" (hereinafter defined in this subsection) to be less than (1) for each Test Period ending from December 31, 2015 through September 29, 2016, 3.00 to 1.00, (2) for each Test Period ending from September 30, 2016 through September 29, 2017, 2.50 to 1.00 and (3) for each Test Period ending from and after September 30, 2017, 2.00 to 1.00. As used in this subsection, the term "Funded Debt to EBITDA Ratio" means its ratio of (a) total liabilities excluding (i) accounts arising from the purchase of goods and services in the ordinary course of business, (ii) accrued expenses or losses, and (iii) deferred revenues or gains, all computed as of the end of the Test Period, to (b) net income, plus amortization expense, plus depreciation expense, plus interest expense, plus income tax expense, plus non-cash stock based compensation, plus other non-cash, non-recurring expenses agreed to by Bank, minus other non- cash, non-recurring income as agreed to by Bank, all computed for the Test Period. As used in this subsection, the term "Test Period" means each period of four consecutive fiscal quarters. Notwithstanding anything else contained in the Credit Agreement, the Fixed Charge Coverage Ratio shall be determined for Borrower and its Subsidiaries on a consolidated basis. 5. Conditions Precedent to Effectiveness of Amendment. Notwithstanding anything contained herein to the contrary, this Amendment shall become effective as of December 31, 2015; provided that each of the following conditions is fully and simultaneously satisfied on or before December 31, 2015: 5.1 Delivery of Amendment. The Borrower and the Bank shall have executed and delivered counterparts of this Amendment to each other, sufficient in number for distribution to the Borrower and the Bank; 5.2 Delivery of Term Note. The Borrower shall have executed and delivered to the Bank the Term Note; 5.3 Delivery of Guarantor Documents. A. OF Holdings. OF Holdings shall have executed and delivered to the Bank (1) that certain Continuing Guaranty made by OF Holdings in favor of the Bank dated as of December 31, 2015 (the "OF Holdings Guaranty") and (2) that certain Continuing Security Agreement made by OF Holdings in favor of the Bank dated as of December 31, 2015 (the "OF Holdings Security Agreement" and together with the OF Holdings Guaranty, together the "OF Holdings Documents"); B. Octane Fitness. Octane Fitness shall have executed and delivered to the Bank (1) that certain Continuing Guaranty made by Octane Fitness in favor of the Bank dated as of December 31, 2015 (the "Octane Fitness Guaranty") and (2) that certain Continuing Security Agreement made by Octane Fitness in favor of the Bank dated as of December 31, 2015 (the "Octane Fitness Security Agreement" and together with the Octane Fitness Guaranty, together the "Octane Fitness Documents"); 5.4 Acquisition. The Bank shall have received such evidence as the Bank shall request that all of the transactions contemplated under the Acquisition Agreement have been consummated in accordance in all material respects with the terms of the Acquisition Agreement. 5.5 Authorization. The Bank shall have received such evidence of corporate authority and action as the Bank shall request demonstrating that (A) the execution, delivery and performance of this Amendment and the Term Note has been duly authorized by the Borrower, (B) the execution, delivery and performance of the OF Holdings Documents has been duly authorized by OF Holdings, and (C) the execution, delivery and performance of the Octane Fitness Documents has been duly authorized by Octane Fitness; 5.6 Representations. The representations of the Borrower and any other parties, other than the Bank, in the Related Documents are true on and as of the effective date of this Amendment;

[Consent and Amendment to Credit Agreement] DWT 28490370v9 0089131-000028 5 5.7 No Event of Default. No default, event of default or event that would constitute a default or event of default but for the giving of notice, the lapse of time or both, has occurred in any provision of the Credit Agreement, the Note or any other Related Documents and is continuing; and 5.8 Additional Approvals, Opinions, and Documents. The Bank shall have received any other approvals, opinions and documents as it may reasonably request. 6. No Further Amendment. Except as expressly modified by this Amendment, the Credit Agreement and the other Related Documents shall remain unmodified and in full force and effect and the parties hereby ratify their respective obligations thereunder. 7. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments under the same or similar circumstances in the future. 8. Miscellaneous. 8.1 Governing Law. This amendment shall be governed by and construed in accordance with the laws of the State of Washington (without giving effect to its laws of conflicts). 8.2 Counterparts. This amendment may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. 8.3 Integration. This Amendment, the Credit Agreement, the other Related Documents, and that certain covenant calculation letter between the Bank and the Borrower dated as of the date hereof embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to their subject matter. If any one or more of the obligations of the Borrower under this amendment is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining obligations of the Borrower shall not in any way be affected or impaired, and the invalidity, illegality or unenforceability in one jurisdiction shall not affect the validity, legality or enforceability of the obligations of the Borrower under this amendment in any other jurisdiction. [Remainder of page intentionally left blank]